================================================================================




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               ----------------


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                               ----------------


                        APRIL 20, 2000 (APRIL 18, 2000)
               (Date of Report (date of earliest event reported))




                              CENDANT CORPORATION
             (Exact name of Registrant as specified in its charter)





           DELAWARE                  1-10308               06-0918165
 (State or other jurisdiction      (Commission           (I.R.S. Employer
      of incorporation               File No.)        Identification Number)
      or organization)


      9 WEST 57TH STREET                                     10019
          NEW YORK, NY                                    (Zip Code)
    (Address of principal
      executive office)


                                 (212) 413-1800
              (Registrant's telephone number, including area code)



                                      NONE
      (Former name, former address and former fiscal year, if applicable)



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

ITEM 5. OTHER EVENTS

       Earnings Release. On April 18, 2000, we reported our 2000 first quarter results which are discussed in more detail in the press release attached hereto.

       Attached hereto as Exhibit 99.1 is such press release relating to the foregoing announcement which is incorporated herein by reference in its entirety.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS




  EXHIBIT
    NO.       DESCRIPTION
-----------   -----------------------------------------------------------------
  99.1        Press Release: Cendant Reports Record First Quarter 2000 Results

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CENDANT CORPORATION


                                   BY: /s/ Jon F. Danski
                                       -------------------------------------
                                       Jon F. Danski
                                       Executive Vice President, Finance and
                                       Chief Accounting Officer




Date: April 20, 2000

                              CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                  REPORT DATED APRIL 20, 2000 (APRIL 18, 2000)


                                 EXHIBIT INDEX



  EXHIBIT
    NO.       DESCRIPTION
-----------   -----------------------------------------------------------------
  99.1        Press Release: Cendant Reports Record First Quarter 2000 Results